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                                                                   Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


The Board of Directors
National City Corporation:


We consent to the use of our report relating to First of America Bank Corporation incorporated herein by reference and to the reference of our firm under the heading "Experts" in the prospectus.


                                                        /s/ KPMG LLP

Chicago, Illinois
January 25, 1999